EXHIBIT B-10(h)(12)

                     ELEVENTH AMENDMENT TO
                        CREDIT AGREEMENT

     This Eleventh Amendment to Credit Agreement (this "Amendment"), dated as of July 26, 2000 is made and entered into by and among GOLD KIST INC., a cooperative marketing association organized and existing under the laws of the State of Georgia (the "Borrower"), the various banks and other lending institutions parties hereto (collectively, the "Lenders" and individually, a "Lender"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank") as Agent for the Lenders.


                      W I T N E S S E T H:

     WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of August 4, 1998, as amended by the First Amendment dated September 30, 1998, as amended by the Second Amendment dated October 13, 1998, as amended by the Third Amendment dated December 3, 1998, as amended by the Fourth Amendment dated as of April 30, 1999, as amended by the Fifth Amendment dated as of November 29, 1999, as amended by the Sixth Amendment dated as of December 21, 1999, as amended by the Seventh Amendment dated as of March 20, 2000, as amended by the Eighth Amendment dated as of June 22, 2000, as amended by the Ninth Amendment dated as of June 23, 2000, and as amended by the Tenth Amendment dated as of July 6, 2000 (the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Revolving
Credit Commitments of the Lenders be modified, that the Maturity Date of the 364-Day Loan be extended, and that the definition of Borrowing Base be amended;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section  1.  Amendments.   The terms of the Credit
Agreement are hereby amended as follows:

          (a) The definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is amended by deleting it in its entirety and substituting the following therefor:

                    "Borrowing Base" shall mean, as of the end of any calendar month, an amount equal to the sum of :
     (i) 80% of all Eligible Receivables as of such date of determination; plus (ii) 55% of Eligible Inventory (other than raw materials, corn and soybeans), as of such date of determination; plus (iii) 50% of all raw materials that is Eligible Inventory as of such date of determination; plus (iv) 70% of all corn and soybeans that is Eligible Inventory as of such date of determination; plus (v) during any period that the Lenders have a perfected, first priority security interest in the ADM Shares, 80% of the Market Value of ADM Shares as of such date of determination; plus (vi) 60% of the value of Borrower's Broilers, valued at the lower of cost or market, less any amounts due growers in respect of Borrower's Broilers; plus (vii) $0.50 for each of the Borrower's Breeder Chickens.


          (b) The definition of "Revolving Credit Commitment" contained in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:


               "Revolving Credit Commitment" shall mean, at any time for any Lender, the amount set forth opposite such Lender's name below for the periods indicated below, as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to
     Section 3.3 of this Agreement, any assignment thereof pursuant to Section 10.5 of this Agreement or any amendment thereof pursuant to Section 10.2 of this
     Agreement:


Lender                   July 6 , 2000            September 7, 2000
                         through                  and
                         September 6, 2000        thereafter

Cooperatieve Centrale Raiffeisen-  $40,000,000    $20,000,000
Boerenleenbank B.A., "Rabobank
Nederland", New York Branch

SunTrust Bank, Atlanta             $18,000,000    $18,000,000

Wachovia Bank, N.A.                $16,000,000    $16,000,000

CoBank, ACV                        $16,000,000    $16,000,000

Harris Trust and Savings Bank      $10,000,000    $10,000,000

U.S. Bancorp Ag Credit, Inc.       $10,000,000    $10,000,000

DG Bank Deutsche                   $10,000,000    $10,000,000
GenossenchaftsBank AG,
Cayman Islands Branch

               TOTAL               120,000,000   $100,000,000


          (c) The definition of "364-Day Loan Maturity Date" contained in Section 1.1 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

               "364-Day Loan Maturity Date" shall mean
     September 6, 2000, or such later date as may be provided for by Section 3.4(b) of this Agreement."

     Section 2. Conditions Precedent. This Eleventh Amendment and the obligations of the Lenders evidenced hereunder shall not be effective until the Administrative Agent shall have received (a) a Certificate executed by the Chief Executive Officer or Chief Financial Officer of the Borrower stating that, to the best of his knowledge and based upon an examination sufficient to enable him to make an informed statement, (i) all of the representations and warranties made or deemed to be made under the Credit Agreement are materially true and correct as of the date of this Eleventh Amendment to Credit Agreement, and (ii) no Default or Event of Default exists

     Section 3.  Reference to and Effect on the Credit
Agreement and the Other Loan Documents.

          (a)       On and after the date hereof, each
reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          (b)       Except as specifically amended by this
Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

     Section 4.  Miscellaneous.

          (a)       Section and Subsection Headings.   Section
and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          (b)       Governing Law.   This Amendment and the
rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Georgia.

          (c)       Counterparts; Effectiveness.  This
Amendment may be executed in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization or delivery thereof.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         GOLD KIST INC.


                         By: /s/ Stephen O. West
                         Name: Stephen O. West
                         Title: Chief Financial Officer and
                         Treasurer


                         COOPERATIEVE CENTRALE RAIFFEISEN-
                         BOERENLEENBANK B.A., "Rabobank
                         Nederland", NEW YORK BRANCH,
                         individually and as Agent


                         By: /s/ Richard J. Beard
                         Name:  Richard J. Beard
                         Title: Vice President

                         By: /s/ Edward Peyser
                         Name: Edward Peyser
                         Title: Executive Director

                         SUNTRUST BANK,
                         f/k/a Suntrust Bank, Atlanta



                         By: /s/ Gregory L. Cannon
                         Name: Gregory L. Cannon
                         Title: Director


                         WACHOVIA BANK, N.A.



                         By: /s/ Thomas L. Gleason
                         Name: Thomas L. Gleason
                         Title: Senior Vice President



                         COBANK, ACB



                         By: /s/ Casey Garten
                         Name: Casey Garten
                         Title: Vice President


                         HARRIS TRUST AND SAVINGS BANK


                         By: /s/ John R. Carley
                         Name: John R. Carley
                         Title: Vice President



                         U.S. BANCORP AG CREDIT, INC.


                         By: /s/ Harold Nelson
                         Name: Harold Nelson
                         Title: VP

                         By:
                         Name:
                         Title:



                         DG BANK DEUTSCHE
                         GENOSSENCHAFTSBANK AG,
                         CAYMAN ISLANDS BRANCH


                         By: /s/ J. W. Somers
                         Name: J. W. Somers
                         Title: S.V.P.

                         By: /s/ Kurt A. Morris
                         Name: Kurt A. Morris
                         Title: Vice President


                   [Final page of signatures]

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